                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 4, 2002

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


             KENTUCKY                                            61-0985936
   (State or other jurisdiction of                            (I.R.S. Employer
   incorporation or organization)                            Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1 February 4, 2002 Press Release

Item 9.  REGULATION FD DISCLOSURE

         On February 4, 2002, NS Group, Inc. issued a news release concerning a conference call to be held on February 8, 2002. The press release is attached hereto as Exhibit 99.1.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NS GROUP, INC.


Date: February 4, 2002                        By:  /s/ Thomas J. Depenbrock
                                                  -----------------------------
                                              Thomas J. Depenbrock
                                              Vice President, Treasurer and
                                              Chief Financial Officer




                                  EXHIBIT INDEX



No.             Exhibit
---             -------
99.1            February 4, 2002 Press Release